Commitments, contingent assets and liabilities	12 Months Ended
Dec. 31, 2017
Commitments, contingent assets and liabilities
Commitments, contingent assets and liabilities

23. Commitments, contingent assets and liabilities

In connection with the enforcement of voxeljet’s intellectual property rights, the acquisition of third‑party intellectual property rights, or disputes related to the validity or alleged infringement of the Company’s or a third‑party’s intellectual property rights, including patent rights, voxeljet has been and may in the future be subject or party to claims, negotiations or complex, protracted litigation.

In March 2018, ExOne GmbH, a subsidiary of ExOne, notified voxeljet of its intent not to pay its annual license fees under an existing intellectual property-related agreement and asserted its rights to claim damages pursuant to an alleged material breach of the agreement. At this time, the Company cannot reasonably estimate a contingency, if any, related to this matter.

On December 1, 2015, the Company signed a definitive agreement to form an equity joint venture with Suzhou Meimai Fast Manufacturing Technology Co., Ltd. (“Meimai”) to pursue opportunities in the industrial 3D printing market in China. voxeljet AG is committed to make a capital contribution of RMB 19.2 million (€ 2.6 million) as part of its joint venture arrangement with Meimai. The first capital injection from voxeljet AG occurred on April 11, 2016 amounting to RMB 6.5 million (€ 0.9 million) in cash. At the same time Meimai contributed assets to the joint company.

Further capital injection followed by voxeljet AG on August 24, 2016 amounting to RMB 1.4 million (€ 0.2 million), on November 10, 2016 amounting to RMB 1.6 million (€ 0.2 million) as well as on September 21, 2017 amounting to RMB 3.5 million (€ 0.4 million). Additional contractual capital injections by voxeljet AG are scheduled for the business year 2018 amounting to a total of RMB 6.2 million (€ 0.8 million).